Note 19 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]

19. Commitments and Contingencies

Liabilities for loss contingencies, arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. These were nil as at December 31, 2022 and December 31, 2021. Purchase commitments are entered into with various parties to purchase products and services such as equipment, technology and consumables used in R&D and commercial activities. Purchase commitments contracted for as at December 31, 2022 and December 31, 2021 were A$6,581,876 and A$7,679,671, respectively.

Universal Biosensors, Inc.

Notes to Consolidated Financial Statements

Refer to Note 9 for details of the Company’s Contingent Consideration.